MFS(R)/Sun Life Series Trust

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Core Equity Series                          Money Market Series
Emerging Growth Series                      New Discovery Series
Emerging Markets Equity Series              Research Series
Global Governments Series                   Research International Series
Global Growth Series                        Strategic Growth Series
Global Total Return Series                  Strategic Income Series
Government Securities Series                Strategic Value Series
High Yield Series                           Technology Series
International Growth Series                 Total Return Series
International Value Series                  Utilities Series
Massachusetts Investors Growth Stock Series Value Series


         Supplement to the Current Statement of Additional Information

Effective  immediately,  the first and second  paragraphs  under  "Disclosure of
Portfolio   Holdings"  in  the  Statement  of  Additional   Information  of  the
above-referenced series are restated as follows:

The Series have established a policy governing the disclosure of a Series' portfolio holdings which is designed to protect the confidentiality of the Series' non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Series' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Series exercises control over such policies. In addition, separate account and unregistered product clients of MFS have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings, and are not subject to the Series' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts and unregistered products managed by MFS have substantially similar or identical investment objectives and strategies to the Series, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Series.

Effective immediately, the sections captioned "Money Market Series" in its entirety and "Other Series" except the last paragraph, under the caption "Net Asset Value, Dividends and Distributions" in the Statement of Additional Information of the above-referenced series are replaced by the following:

Money Market Series
Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market series' use of amortized cost is subject to the series' compliance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. The Board of Trustees for each money market series has established procedures designed to stabilize its net asset value per share at $1.00. If the Board of Trustees determines that net asset value calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders, it may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.
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Other Series
Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the advisor are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales during the day, equity securities are generally valued at the last quoted bid price as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated bid price as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 365 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales during the day, exchange-traded options are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued as reported by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at settlement price as reported by an independent pricing service on the exchange on which they are primarily traded. For futures contracts in which there were no sales during the day, futures contracts are generally valued at the last quoted bid price as reported by an independent pricing service on the exchange on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices based on rates reported by an independent pricing service.

Swaps are generally valued on the basis of quotations from brokers and dealers.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued on the basis of information from brokers and dealers.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars based upon exchange rates provided by an independent source.

When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, in valuing securities that trade principally on foreign markets events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

                The date of this supplement is January 24, 2006.